Exhibit 99.14(a)

                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

        THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated January 1, 2006, (this "Agreement") among Morgan Stanley Mortgage Capital Inc. ("Assignor"), Morgan Stanley Capital I Inc. ("Assignee") and Wells Fargo Bank, National Association (in such capacity, the "Company") and acknowledged by LaSalle Bank National Association ("LaSalle"), as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-1AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer"):

        For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance
-------------------------

        1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain mortgage loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit I (the "Mortgage Loans"); (b) that certain Seller's Warranties and Servicing Agreement, dated as of December 1, 2005 (the " Purchase Agreement") between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller and servicer, solely insofar as the Purchase Agreement relate to the Mortgage Loans. In connection with the transfer of the Mortgage Loans hereunder, the Company agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Purchase Agreement.

        The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

Recognition of the Company
--------------------------

        2. From and after January 31, 2006 (the "Closing Date"), the Company shall and does hereby recognize that the Assignor will transfer the Mortgage Loans and assign its rights and obligations under the Purchase Agreement (solely to the extent set forth herein) to the Assignee and that the Assignee will thereafter on the Closing Date transfer the Mortgage Loans and assign its rights and obligations under the Purchase Agreement and this Agreement to the Trust created pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling Agreement"), among the Assignee, the Trustee, the Master Servicer and Wells Fargo Bank, National Association, as securities administrator. The Company hereby acknowledges and agrees that from and after the Closing Date (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans,
(iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in
Section 2.03 of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement, except as set forth herein, which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

        3. Notwithstanding any statement to the contrary in Section 2 above, the Company shall and does hereby acknowledge that the indemnification provisions set forth in the sixth paragraph of Section 3.03, Section 8.01 and
Section 9.01(g) of the Purchase Agreement shall be available to and for the benefit of the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf), as provided in the Purchase Agreement.

        4. Representations and Warranties
           ------------------------------

               a. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Company other than those contained in the Purchase Agreement or this Agreement.

               b. Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

               c. Each of the Assignor, Assignee and Company hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               d. The Company hereby restates, as of the Closing Date, the representations and warranties set forth in Section 3.01 of the Purchase Agreement to and for the benefit of the Assignee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

        5. The Company hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement and, therefore, has the right to enforce all obligations of the Company under the Purchase Agreement. Such rights will include, without limitation, the right to terminate the Company under the Purchase Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Purchase Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Purchase Agreement, the right to examine the books and records of the Company, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. The Company shall make all distributions under the Purchase Agreement to the Master Servicer by wire transfer of immediately available funds to:

               Wells Fargo Bank, National Association
               ABA Number:   121-000-248
               Account Name:  Corporate Trust Clearing
               Account number:  3970771416
               For further credit to:  50890500, MSM 2006-1AR

        The Company shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

               Wells Fargo Bank, National Association
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager, MSM 2006-1AR
               Office Number:  (410) 884-2000
               Telecopier: (410) 715-2380

        6. It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by LaSalle, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

Amendments to the Purchase Agreement
------------------------------------

        7. The parties to this Agreement hereby agree to amend the Purchase Agreement as follows solely with respect to the Mortgage Loans:

        (a) "Permitted Investments" shall have the meaning of such term as defined in the Pooling Agreement.

        (b) Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Broker's Fees) of the Purchase Agreement shall be inapplicable.

        (c) Section 4.05(vii) of the Purchase Agreement is hereby amended to add the term "Monthly Advances," prior to the term "Servicing Advances."

        (d) The third paragraph of Section 4.16 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

         "The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement."

        (e) The words "on or before the Remittance Date" are hereby deleted from the first sentence of Section 4.17 of the Purchase Agreement.

        (f) The second sentence of the second paragraph of Section 5.01 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

         "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

        (g) The first paragraph of Section 5.02 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

         "Not later than the Remittance Report Date, the Company shall furnish to the Purchaser in an electronic form the information required by the reports attached hereto as Exhibit II, or a form otherwise mutually agreed to by the Company and Purchaser, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month."
        (h) Section 6.04 of the Purchase Agreement is hereby modified as follows:

               (1) delete paragraph (i) in its entirety;

               (2) delete "(ii)"; and

        (i) the phrases "Purchaser and any Depositor" and "Purchaser and such Depositor" are hereby deleted and replaced with "Purchaser or Master Servicer" and "Purchaser or such Master Servicer", respectively.

        (j) Section 6.06 of the Purchase Agreement is hereby modified as follows:

               (1) the phrases "Purchaser and any Depositor" and "Purchaser and such Depositor" are hereby deleted and replaced with "Purchaser or Master Servicer" and "Purchaser or such Master Servicer", respectively;

               (2) Section 6.06(i) is hereby amended by inserting at the end of such subsection "(or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation AB)"; and

        (k) the first word in Section 6.06(iv) is deleted and replaced in its entirety with "deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver,"

        (l) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 6.07(i) of the Purchase Agreement:

         "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

        (m) Section 6.10 is hereby deleted in its entirety.

        (n) Section 9.01(f)(iv) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

         "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (1) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in
         Section 9.01(f)(i)(D) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

        (o) Sections 9.01(f)(vi) of the Purchase Agreement is hereby renumbered as 9.01(f)(viii), and the following new Section 9.01(f)(vi) is hereby inserted as follows:

         "(vi) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) calendar days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                      (i) any material modifications, extensions or waivers of
               pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                      (ii) material breaches of pool asset representations or
               warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                      (iii) information regarding new asset-backed securities
               issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB)."

        (p) Section 9.01(f)(vii) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following new Section 9.01(f)(vii) as follows:

         "(vii) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

        (q) Section 9.01(g) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

         "(g) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                      (i) (A) any untrue statement of a material fact
               contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under Sections 4.25, 6.04, 6.06, 9.01(e) and (f) by or on behalf of the Company, or provided under Sections 4.25, 6.04, 6.06, 9.01(e) and (f) by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                      (ii) any breach by the Company of its obligations under,
               or any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under, Sections 4.25, 6.04, 6.06, 9.01(e) and (f), including any failure by the Company to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

                      (iii) any breach by the Company of a representation or
               warranty set forth in Section 9.01(f)(vi)(A) or in a writing furnished pursuant to Section 9.01(f)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to
               Section 9.01(f)(vi)(B) to the extent made as of a date subsequent to such closing date; or

                      (iv) the negligence bad faith or willful misconduct of
               the Company in connection with its performance under this
               Article IX.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

         In the case of any failure of performance described in sub-clause
         (ii) of this Section 9.01(g), the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

         This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

        (r) The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Section 13:

               "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections 6.04 and 6.05, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."



        (s) Section 10.01(i) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

         "any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or"

        (t) Section 10.01(ii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

         "failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement (other than as set forth in Section 6.07) which continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or"

        (u) The word "or" added to the end of Section 10.01(ix) of the Purchase Agreement and the following paragraph is hereby incorporated into the Purchase Agreement as new Section 10.01(x):
         "(x) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 6.04 or 6.06 which failure continues unremedied for a period of fourteen (14) calendar days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans."

(v) Exhibit J to the Purchase Agreement is hereby replaced in its entirety with Exhibit A-1 to this Agreement.


Miscellaneous
-------------

        8. Any notices or other communications permitted or required under the Agreement to be made to the Assignor, Assignee, the Master Servicer, the Company, and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

        In the case of the Depositor:

               Morgan Stanley Capital I Inc.
               1585 Broadway
               New York, New York 10036
               Attention:  Morgan Stanley Mortgage Loan Trust 2006-1AR

        In the case of the Trustee:

               LaSalle Bank National Association
               135 South LaSalle Street, Suite 1625
               Chicago, Illinios 60603
               Attention: Global Securities and Trust Services MSM 2006-2

        In the case of the Company:

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, Iowa  50328-0001
               Attention:  John B. Brown, MAC X2401-042

               Wells Fargo Bank, N.A.
               7430 New Technology Way
               Frederick, Maryland  21703
               Attention:  Structured Finance, MAC X3906-012

               With a copy to:

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, Iowa  50328-0001
               Attention:  General Counsel, MAC X2401-06T


        9. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (except Section 5-1401 of the General Obligations
               Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        10. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

        11. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

        12. Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (solely with respect to the Mortgage Loans) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the Purchase Agreement.

        13. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

        14. In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

        15. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.


                           [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                               MORGAN STANLEY MORTGAGE
                                               CAPITAL INC., as Assignor


                                               By:  /s/ Steven Shapiro
                                               --------------------------------
                                               Name:  Steven Shapiro
                                               Title: Executive Director


                                               MORGAN STANLEY CAPITAL I
                                               INC., as Assignee


                                               By:  /s/ Steven Shapiro
                                               --------------------------------
                                               Name:  Steven Shapiro
                                               Title: Vice President


                                               WELLS FARGO BANK, National
                                               Association,  as  Company


                                               By:  /s/ Lori Maller
                                               --------------------------------
                                               Name:  Lori Maller
                                               Title: Assistant Vice President




Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By:  /s/ Darron C. Woodus
   ------------------------------------
   Name:  Darron C. Woodus
   Title: Assistant Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-1AR


By:  /s/ Christopher Lewis
   ------------------------------------
Name:  Christopher Lewis
Title: Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

                                  EXHIBIT II
Exhibit IIA: Standard File Layout - Delinquency Reporting

-------------------------------------- -------------------------------------------------- --------- -------------
Column/Header Name                                        Description                     Decimal   Format
                                                                                                    Comment
-------------------------------------- -------------------------------------------------- --------- -------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan by the
                                       Servicer.  This may be different than the
                                       LOAN_NBR
-------------------------------------- -------------------------------------------------- --------- -------------
LOAN_NBR                               A unique identifier assigned to each loan by the
                                       originator.
-------------------------------------- -------------------------------------------------- --------- -------------
CLIENT_NBR                             Servicer Client Number
-------------------------------------- -------------------------------------------------- --------- -------------
SERV_INVESTOR_NBR                      Contains a unique number as assigned by
                                       an external servicer to identify a
                                       group of loans in their system.
-------------------------------------- -------------------------------------------------- --------- -------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
BORROWER_LAST_NAME                     Last name of the borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_ADDRESS                           Street Name and Number of Property
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_STATE                             The state where the  property located.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_ZIP                               Zip code where the property is located.
-------------------------------------- -------------------------------------------------- --------- -------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next
                                       payment is due MM/DD/YYYY to the
                                       servicer at the end of processing
                                       cycle, as reported by Servicer.
-------------------------------------- -------------------------------------------------- --------- -------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was filed.            MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_CHAPTER_CODE The chapter under which the bankruptcy was filed.
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to the
                                       bankruptcy filing.
-------------------------------------- -------------------------------------------------- --------- -------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy has                 MM/DD/YYYY
                                       been approved by the courts
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From Bankruptcy.                MM/DD/YYYY
                                       Either by Dismissal, Discharged and/or a Motion
                                       For Relief Was Granted.
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved By The             MM/DD/YYYY
                                       Servicer
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A Loan
                                       Such As;
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is Scheduled              MM/DD/YYYY
                                       To End/Close
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually                     MM/DD/YYYY
                                       Completed
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the
                                       servicer MM/DD/YYYY with instructions
                                       to begin foreclosure proceedings.
-------------------------------------- -------------------------------------------------- --------- -------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to Pursue                 MM/DD/YYYY
                                       Foreclosure
-------------------------------------- -------------------------------------------------- --------- -------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in a                MM/DD/YYYY
                                       Foreclosure Action
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is expected             MM/DD/YYYY
                                       to occur.
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_AMT                        The amount a property sold for at the                 2      No commas(,)
                                       foreclosure sale.                                            or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
EVICTION_START_DATE                    The date the servicer initiates eviction of the              MM/DD/YYYY
                                       borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
EVICTION_COMPLETED_DATE                The date the court revokes legal
                                       possession of MM/DD/YYYY the property
                                       from the borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
LIST_PRICE                             The price at which an REO property is marketed.       2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
LIST_DATE                              The date an REO property is listed at a                      MM/DD/YYYY
                                       particular price.
-------------------------------------- -------------------------------------------------- --------- -------------
OFFER_AMT                              The dollar value of an offer for an REO property.     2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
OFFER_DATE_TIME                        The date an offer is received by DA Admin or by              MM/DD/YYYY
                                       the Servicer.
-------------------------------------- -------------------------------------------------- --------- -------------
REO_CLOSING_DATE                       The date the REO sale of the property is                     MM/DD/YYYY
                                       scheduled to close.
-------------------------------------- -------------------------------------------------- --------- -------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
OCCUPANT_CODE                          Classification of how the property is occupied.
-------------------------------------- -------------------------------------------------- --------- -------------




-------------------------------------- -------------------------------------------------- --------- -------------
PROP_CONDITION_CODE                    A code that indicates the condition of the
                                       property.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_INSPECTION_DATE                   The date a  property inspection is performed.                MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
APPRAISAL_DATE                         The date the appraisal was done.                             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
CURR_PROP_VAL                           The current "as is" value of the property based      2
                                       on brokers price opinion or appraisal.
-------------------------------------- -------------------------------------------------- --------- -------------
REPAIRED_PROP_VAL                      The amount the property would be worth if             2
                                       repairs are completed pursuant to a broker's
                                       price opinion or appraisal.
-------------------------------------- -------------------------------------------------- --------- -------------
If applicable:
--------------
-------------------------------------- -------------------------------------------------- --------- -------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
-------------------------------------- -------------------------------------------------- --------- -------------
DELINQ_REASON_CODE                     The circumstances which caused a
                                       borrower to stop paying on a loan. Code
                                       indicates the reason why the loan is in
                                       default for this cycle.
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed With                 MM/DD/YYYY
                                       Mortgage Insurance Company.
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                     No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed Claim              MM/DD/YYYY
                                       Payment
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On Claim       2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance Company             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance Company     2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was Issued              MM/DD/YYYY
                                       By The Pool Insurer
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance Company        2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_FILED_DATE             Date FHA Part A Claim Was Filed With HUD                    MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_AMT                    Amount of FHA Part A Claim Filed                     2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_PAID_DATE              Date HUD Disbursed Part A Claim Payment                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_PAID_AMT               Amount HUD Paid on Part A Claim                      2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_FILED_DATE              Date FHA Part B Claim Was Filed With HUD                   MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_AMT                     Amount of FHA Part B Claim Filed                    2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_PAID_DATE                Date HUD Disbursed Part B Claim Payment                   MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_PAID_AMT               Amount HUD Paid on Part B Claim                      2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_FILED_DATE                     Date VA Claim Was Filed With the Veterans Admin             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_PAID_DATE                      Date Veterans Admin. Disbursed VA Claim Payment             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_PAID_AMT                       Amount Veterans Admin. Paid on VA Claim              2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
     o  ASUM- Approved Assumption
     o  BAP- Borrower Assistance Program
     o  CO- Charge Off
     o  DIL- Deed-in-Lieu
     o  FFA- Formal Forbearance Agreement
     o  MOD- Loan Modification
     o  PRE- Pre-Sale
     o  SS- Short Sale
     o  MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o  Mortgagor
     o  Tenant
     o  Unknown
     o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
     o  Damaged
     o  Excellent
     o  Fair
     o  Gone
     o  Good
     o  Poor
     o  Special Hazard
     o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

        -------------------- ----------------------------------------------
        Delinquency Code     Delinquency Description
        -------------------- ----------------------------------------------
        001                  FNMA-Death of principal mortgagor
        -------------------- ----------------------------------------------
        002                  FNMA-Illness of principal mortgagor
        -------------------- ----------------------------------------------
        003                  FNMA-Illness of mortgagor's family member
        -------------------- ----------------------------------------------
        004                  FNMA-Death of mortgagor's family member
        -------------------- ----------------------------------------------
        005                  FNMA-Marital difficulties
        -------------------- ----------------------------------------------
        006                  FNMA-Curtailment of income
        -------------------- ----------------------------------------------
        007                  FNMA-Excessive Obligation
        -------------------- ----------------------------------------------
        008                  FNMA-Abandonment of property
        -------------------- ----------------------------------------------

        -------------------- ----------------------------------------------
        009                  FNMA-Distant employee transfer
        -------------------- ----------------------------------------------
        011                  FNMA-Property problem
        -------------------- ----------------------------------------------
        012                  FNMA-Inability to sell property
        -------------------- ----------------------------------------------
        013                  FNMA-Inability to rent property
        -------------------- ----------------------------------------------
        014                  FNMA-Military Service
        -------------------- ----------------------------------------------
        015                  FNMA-Other
        -------------------- ----------------------------------------------
        016                  FNMA-Unemployment
        -------------------- ----------------------------------------------
        017                  FNMA-Business failure
        -------------------- ----------------------------------------------
        019                  FNMA-Casualty loss
        -------------------- ----------------------------------------------
        022                  FNMA-Energy environment costs
        -------------------- ----------------------------------------------
        023                  FNMA-Servicing problems
        -------------------- ----------------------------------------------
        026                  FNMA-Payment adjustment
        -------------------- ----------------------------------------------
        027                  FNMA-Payment dispute
        -------------------- ----------------------------------------------
        029                  FNMA-Transfer of ownership pending
        -------------------- ----------------------------------------------
        030                  FNMA-Fraud
        -------------------- ----------------------------------------------
        031                  FNMA-Unable to contact borrower
        -------------------- ----------------------------------------------
        INC                  FNMA-Incarceration
        -------------------- ----------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

        -------------------- ---------------------------------------------
            Status Code      Status Description
        -------------------- ---------------------------------------------
                09           Forbearance
        -------------------- ---------------------------------------------
                17           Pre-foreclosure Sale Closing Plan Accepted
        -------------------- ---------------------------------------------
                24           Government Seizure
        -------------------- ---------------------------------------------
                26           Refinance
        -------------------- ---------------------------------------------
                27           Assumption
        -------------------- ---------------------------------------------
                28           Modification
        -------------------- ---------------------------------------------
                29           Charge-Off
        -------------------- ---------------------------------------------
                30           Third Party Sale
        -------------------- ---------------------------------------------
                31           Probate
        -------------------- ---------------------------------------------
                32           Military Indulgence
        -------------------- ---------------------------------------------
                43           Foreclosure Started
        -------------------- ---------------------------------------------
                44           Deed-in-Lieu Started
        -------------------- ---------------------------------------------
                49           Assignment Completed
        -------------------- ---------------------------------------------
                61           Second Lien Considerations
        -------------------- ---------------------------------------------
                62           Veteran's Affairs-No Bid
        -------------------- ---------------------------------------------
                63           Veteran's Affairs-Refund
        -------------------- ---------------------------------------------
                64           Veteran's Affairs-Buydown
        -------------------- ---------------------------------------------
                65           Chapter 7 Bankruptcy
        -------------------- ---------------------------------------------
                66           Chapter 11 Bankruptcy
        -------------------- ---------------------------------------------
                67           Chapter 13 Bankruptcy
        -------------------- ---------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


------------------------------- ------------------------------------------ ------- ------------------------------------ -------
Column Name                     Description                                Decimal Format Comment                       Max
                                                                                                                        Size
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SER_INVESTOR_NBR                A value assigned by the Servicer to                Text up to 10 digits                     20
                                define a group of loans.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
LOAN_NBR                        A unique identifier assigned to each               Text up to 10 digits                     10
                                loan by the investor.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SERVICER_LOAN_NBR               A unique number assigned to a loan by              Text up to 10 digits                     10
                                the Servicer.  This may be different
                                than the LOAN_NBR.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
BORROWER_NAME                   The borrower name as received in the               Maximum length of 30 (Last, First)       30
                                file.  It is not separated by first and
                                last name.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SCHED_PAY_AMT                   Scheduled monthly principal and              2     No commas(,) or dollar signs ($)         11
                                scheduled interest payment that a
                                borrower is expected to pay, P&I
                                constant.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
NOTE_INT_RATE                   The loan interest rate as reported by        4     Max length of 6                           6
                                the Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
NET_INT_RATE                    The loan gross interest rate less the        4     Max length of 6                           6
                                service fee rate as reported by the
                                Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SERV_FEE_RATE                   The servicer's fee rate for a loan as        4     Max length of 6                           6
                                reported by the Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SERV_FEE_AMT                    The servicer's fee amount for a loan as      2     No commas(,) or dollar signs ($)         11
                                reported by the Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
NEW_PAY_AMT                     The new loan payment amount as reported      2     No commas(,) or dollar signs ($)         11
                                by the Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
NEW_LOAN_RATE                   The new loan rate as reported by the         4     Max length of 6                           6
                                Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
ARM_INDEX_RATE                  The index the Servicer is using to           4     Max length of 6                           6
                                calculate a forecasted rate.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
ACTL_BEG_PRIN_BAL               The borrower's actual principal balance      2     No commas(,) or dollar signs ($)         11
                                at the beginning of the processing cycle.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
ACTL_END_PRIN_BAL               The borrower's actual principal balance      2     No commas(,) or dollar signs ($)         11
                                at the end of the processing cycle.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
BORR_NEXT_PAY_DUE_DATE          The date at the end of processing cycle            MM/DD/YYYY                               10
                                that the borrower's next payment is due
                                to the Servicer, as reported by Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SERV_CURT_AMT_1                 The first curtailment amount to be           2     No commas(,) or dollar signs ($)         11
                                applied.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SERV_CURT_DATE_1                The curtailment date associated with the           MM/DD/YYYY                               10
                                first curtailment amount.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
CURT_ADJ_ AMT_1                 The curtailment interest on the first        2     No commas(,) or dollar signs ($)         11
                                curtailment amount, if applicable.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SERV_CURT_AMT_2                 The second curtailment amount to be          2     No commas(,) or dollar signs ($)         11
                                applied.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SERV_CURT_DATE_2                The curtailment date associated with the           MM/DD/YYYY                               10
                                second curtailment amount.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
CURT_ADJ_ AMT_2                 The curtailment interest on the second       2     No commas(,) or dollar signs ($)         11
                                curtailment amount, if applicable.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------



SERV_CURT_AMT_3                 The third curtailment amount to be           2     No commas(,) or dollar signs ($)         11
                                applied.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SERV_CURT_DATE_3                The curtailment date associated with the           MM/DD/YYYY                               10
                                third curtailment amount.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
CURT_ADJ_AMT_3                  The curtailment interest on the third        2     No commas(,) or dollar signs ($)         11
                                curtailment amount, if applicable.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
PIF_AMT                         The loan "paid in full" amount as            2     No commas(,) or dollar signs ($)         11
                                reported by the Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
PIF_DATE                        The paid in full date as reported by the           MM/DD/YYYY                               10
                                Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
                                                                                   Action Code Key: 15=Bankruptcy,           2
                                                                                   30=Foreclosure, , 60=PIF,
                                                                                   63=Substitution,
                                                                                   65=Repurchase,70=REO
ACTION_CODE                     The standard FNMA numeric code used to
                                indicate the default/delinquent status of a
                                particular loan.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
INT_ADJ_AMT                     The amount of the interest adjustment as     2     No commas(,) or dollar signs ($)         11
                                reported by the Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SOLDIER_SAILOR_ADJ_AMT          The Soldier and Sailor Adjustment            2     No commas(,) or dollar signs ($)         11
                                amount, if applicable.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
NON_ADV_LOAN_AMT                The Non Recoverable Loan Amount, if          2     No commas(,) or dollar signs ($)         11
                                applicable.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
LOAN_LOSS_AMT                   The amount the Servicer is passing as a      2     No commas(,) or dollar signs ($)         11
                                loss, if applicable.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SCHED_BEG_PRIN_BAL              The scheduled outstanding principal          2     No commas(,) or dollar signs ($)         11
                                amount due at the beginning of the cycle
                                date to be passed through to investors.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SCHED_END_PRIN_BAL              The scheduled principal balance due to       2     No commas(,) or dollar signs ($)         11
                                investors at the end of a processing
                                cycle.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SCHED_PRIN_AMT                  The scheduled principal amount as            2     No commas(,) or dollar signs ($)         11
                                reported by the Servicer for the current
                         cycle -- only applicable for
                          Scheduled/Scheduled Loans.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
SCHED_NET_INT                   The scheduled gross interest amount less     2     No commas(,) or dollar signs ($)         11
                                the service fee amount for the current cycle
                                as reported by the Servicer -- only applicable
                                for Scheduled/Scheduled Loans.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
ACTL_PRIN_AMT                   The actual principal amount collected by     2     No commas(,) or dollar signs ($)         11
                                the Servicer for the current reporting
                                cycle -- only applicable for
                                Actual/Actual Loans.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
ACTL_NET_INT                    The actual gross interest amount less        2     No commas(,) or dollar signs ($)         11
                                the service fee amount for the current
                                reporting cycle as reported by the Servicer --
                                only applicable for Actual/Actual Loans.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
PREPAY_PENALTY_ AMT             The penalty amount received when a           2     No commas(,) or dollar signs ($)         11
                                borrower prepays on his loan as reported
                                by the Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------


                                     -6-

------------------------------- ------------------------------------------ ------- ------------------------------------ -------
PREPAY_PENALTY_ WAIVED          The prepayment penalty amount for the        2     No commas(,) or dollar signs ($)         11
                                loan waived by the servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------

------------------------------- ------------------------------------------ ------- ------------------------------------ -------
MOD_DATE                        The Effective Payment Date of the                  MM/DD/YYYY                               10
                                Modification for the loan.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
MOD_TYPE                        The Modification Type.                             Varchar - value can be alpha or          30
                                                                                   numeric
------------------------------- ------------------------------------------ ------- ------------------------------------ -------
DELINQ_P&I_ADVANCE_AMT          The current outstanding principal and        2     No commas(,) or dollar signs ($)         11
                                interest advances made by Servicer.
------------------------------- ------------------------------------------ ------- ------------------------------------ -------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
        NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
        (a)

        (b) The numbers on the 332 form correspond with the numbers listed below.

        Liquidation and Acquisition Expenses:
        1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

        2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
        3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
        4-12. Complete as applicable. Required documentation:
              * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
              * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
              * Other expenses - copies of corporate advance history showing all payments
              * REO repairs > $1500 require explanation
              * REO repairs >$3000 require evidence of at least 2 bids.
              * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
              * Unusual or extraordinary items may require further documentation.
        13.   The total of lines 1 through 12.
        (c)   Credits:

        14-21.Complete as applicable.  Required documentation:
              * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
              Letter of Proceeds Breakdown.
              * Copy of EOB for any MI or gov't guarantee * All other credits need to be clearly defined on the 332 form
        22. The total of lines 14 through 21.

        Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

        Total Realized Loss (or Amount of Any Gain)
        -------------------------------------------
        23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                  Date:  _______________
      Phone:  ______________________   Email Address:_____________________

----------------------  ------------------------  -----------------------------
Servicer Loan No.       Servicer Name             Servicer Address


----------------------  ------------------------  -----------------------------

     WELLS FARGO BANK, N.A. Loan No._____________________________

     Borrower's Name: ___________________________________________________
     Property Address: __________________________________________________

     Liquidation Type: REO Sale        3rd Party Sale         Short Sale        Charge Off

     Was this loan granted a Bankruptcy deficiency or cramdown        Yes        No
     If "Yes", provide deficiency or cramdown amount __________________________________

     Liquidation and Acquisition Expenses:
     (1)  Actual Unpaid Principal Balance of Mortgage Loan      $______________    (1)
     (2)  Interest accrued at Net Rate                          ________________   (2)
     (3)  Accrued Servicing Fees                                ________________   (3)
     (4)  Attorney's Fees                                       ________________   (4)
     (5)  Taxes (see page 2)                                    ________________   (5)
     (6)  Property Maintenance                                  ________________   (6)
     (7)  MI/Hazard Insurance Premiums (see page 2)             ________________   (7)
     (8)  Utility Expenses                                      ________________   (8)
     (9)  Appraisal/BPO                                         ________________   (9)
     (10) Property Inspections                                  ________________   (10)
     (11) FC Costs/Other Legal Expenses                         ________________   (11)
     (12) Other (itemize)                                       ________________   (12)
               Cash for Keys__________________________          ________________   (12)
               HOA/Condo Fees_________________________          ________________   (12)
               _______________________________________          ________________   (12)

               Total Expenses                                   $_______________   (13)
     Credits:
     (14) Escrow Balance                                        $_______________   (14)
     (15) HIP Refund                                            ________________   (15)
     (16) Rental Receipts                                       ________________   (16)
     (17) Hazard Loss Proceeds                                  ________________   (17)
     (18) Primary Mortgage Insurance / Gov't Insurance          ________________   (18a)
     HUD Part A

     HUD Part B                                                 ________________   (18b)



                                  EXH. III-3


     (19) Pool Insurance Proceeds                               ________________   (19)
     (20) Proceeds from Sale of Acquired Property               ________________   (20)
     (21) Other (itemize)                                       ________________   (21)
          __________________________________________            ________________   (21)

          Total Credits                                         $_______________   (22)
      Total Realized Loss (or Amount of Gain)                   $_______________   (23)


Escrow Disbursement Detail


-------------------------------------------------------------------------------
   Type      Date Paid   Period of  Total Paid    Base     Penalties   Interest
(Tax /Ins.)              Coverage                Amount
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  EXHIBIT A-1

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";



-------------------------------------------------------------------------------------------------
                              Servicing Criteria                                  Applicable
                                                                                   Servicing
                                                                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                       General Servicing Considerations
-------------------------------------------------------------------------------------------------
                   Policies and procedures are instituted to monitor any X
                   performance or other triggers and events of default in
1122(d)(1)(i)      accordance with the transaction agreements.
-------------------------------------------------------------------------------------------------
                   If any material servicing activities are outsourced to              X
                   third parties, policies and procedures are instituted to
                   monitor the third party's performance and compliance with
1122(d)(1)(ii)     such servicing activities.
-------------------------------------------------------------------------------------------------
                   Any requirements in the transaction agreements to maintain
1122(d)(1)(iii)    a back-up servicer for the mortgage loans are maintained.
-------------------------------------------------------------------------------------------------
                   A fidelity bond and errors and omissions policy is in X
                   effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of
1122(d)(1)(iv)     the transaction agreements.
-------------------------------------------------------------------------------------------------
                      Cash Collection and Administration
-------------------------------------------------------------------------------------------------
                   Payments on mortgage loans are deposited into the                   X
                   appropriate custodial bank accounts and related bank
                   clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)      transaction agreements.
-------------------------------------------------------------------------------------------------
                   Disbursements made via wire transfer on behalf of an                X
                   obligor or to an investor are made only by authorized
1122(d)(2)(ii)     personnel.
-------------------------------------------------------------------------------------------------
                   Advances of funds or guarantees regarding collections, cash
                   X flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved
1122(d)(2)(iii)    as specified in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   The related accounts for the transaction, such as cash
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g.,             X
                   with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.
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                                  EXH. A-1-1

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                              Servicing Criteria                                  Applicable
                                                                                   Servicing
                                                                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                   Each custodial account is maintained at a federally insured         X
                   depository institution as set forth in the transaction
                   agreements.  For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the
1122(d)(2)(v)      Securities Exchange Act.
-------------------------------------------------------------------------------------------------
                   Unissued checks are safeguarded so as to prevent                    X
1122(d)(2)(vi)     unauthorized access.
-------------------------------------------------------------------------------------------------
                   Reconciliations are prepared on a monthly basis for all             X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically accurate; (B)
                   prepared within 30 calendar days after the bank statement
                   cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                   someone other than the person who prepared the
                   reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90
                   calendar days of their original identification, or such
                   other number of days specified in the transaction
1122(d)(2)(vii)    agreements.
-------------------------------------------------------------------------------------------------
                      Investor Remittances and Reporting
-------------------------------------------------------------------------------------------------
                   Reports to investors, including those to be filed with the          X
                   Commission, are maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements.   Specifically, such reports (A) are prepared
                   in accordance with timeframes and other terms
                   set forth in the transaction agreements; (B) provide
                   information calculated in accordance with the terms
                   specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
                   and (D) agree with investors' or the trustee's records as
                   to the total unpaid principal balance and number of
1122(d)(3)(i)      mortgage loans serviced by the Servicer.
-------------------------------------------------------------------------------------------------
                   Amounts due to investors are allocated and remitted in X
                   accordance with timeframes, distribution priority and other
1122(d)(3)(ii)     terms set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Disbursements made to an investor are posted within two
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction                   X
1122(d)(3)(iii)    agreements.
-------------------------------------------------------------------------------------------------
                   Amounts remitted to investors per the investor reports
                   agree with cancelled checks, or other form of payment, or           X
1122(d)(3)(iv)     custodial bank statements.
-------------------------------------------------------------------------------------------------
                           Pool Asset Administration
-------------------------------------------------------------------------------------------------


                                     A-1-2

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                              Servicing Criteria                                  Applicable
                                                                                   Servicing
                                                                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                   Collateral or security on mortgage loans is maintained as           X
                   required by the transaction agreements or related mortgage
1122(d)(4)(i)      loan documents.
-------------------------------------------------------------------------------------------------
                   Mortgage loan and related documents are safeguarded as              X
1122(d)(4)(ii)     required by the transaction agreements
-------------------------------------------------------------------------------------------------
                   Any additions, removals or substitutions to the asset pool          X
                   are made, reviewed and approved in accordance with any
1122(d)(4)(iii)    conditions or requirements in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Payments on mortgage loans, including any payoffs, made in          X
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                   allocated to principal, interest or other items (e.g.,
                   escrow) in accordance with the related mortgage loan
1122(d)(4)(iv)     documents.
-------------------------------------------------------------------------------------------------
                   The Servicer's records regarding the mortgage loans agree           X
                   with the Servicer's records with respect to an obligor's
1122(d)(4)(v)      unpaid principal balance.
-------------------------------------------------------------------------------------------------
                   Changes with respect to the terms or status of an obligor's
                   X mortgage loans (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool
1122(d)(4)(vi)     asset documents.
-------------------------------------------------------------------------------------------------
                   Loss mitigation or recovery actions (e.g., forbearance              X
                   plans, modifications and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as applicable) are
                   initiated, conducted and concluded in accordance with
                   the timeframes or other requirements established
1122(d)(4)(vii)    by the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Records documenting collection efforts are maintained               X
                   during the period a mortgage loan is delinquent in
                   accordance with the transaction agreements.  Such records
                   are maintained on at least a monthly basis, or such other
                   period specified in the transaction agreements, and
                   describe the entity's activities in monitoring delinquent
                   mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)   is deemed temporary (e.g., illness or unemployment).
-------------------------------------------------------------------------------------------------
                   Adjustments to interest rates or rates of return for                X
                   mortgage loans with variable rates are computed based on
1122( d)( 4 )(ix)  the related mortgage loan documents.
-------------------------------------------------------------------------------------------------


                                     A-1-3

-------------------------------------------------------------------------------------------------
                              Servicing Criteria                                  Applicable
                                                                                   Servicing
                                                                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                   Regarding any funds held in trust for an obligor (such as           X
                   escrow accounts):  (A) such funds are analyzed, in
                   accordance with the obligor's mortgage loan documents, on
                   at least an annual basis, or such other period specified in the transaction agreements; (B) interest on
                   such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and
                   (C) such funds are returned to the obligor within 30
                   calendar days of full repayment of the related mortgage
                   loans, or such other number of days specified
1122( d)( 4 )(x)   in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Payments made on behalf of an obligor (such as tax or               X
                   insurance payments) are made on or before the related
                   penalty or expiration dates, as indicated on the
                   appropriate bills or notices for such payments, provided
                   that such support has been received by the servicer at
                   least 30 calendar days prior to these dates, or such
                   other number of days specified in the transaction agreements.
1122( d)( 4 )(xi)
-------------------------------------------------------------------------------------------------
                   Any late payment penalties in connection with any payment X to be made on behalf of an obligor are paid from the
                   servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)    late payment was due to the obligor's error or omission.
-------------------------------------------------------------------------------------------------
                   Disbursements made on behalf of an obligor are posted               X
                   within two business days to the obligor's records
                   maintained by the servicer, or such other number of days
1122(d)(4)(xiii)   specified in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Delinquencies, charge-offs and uncollectible accounts are           X
                   recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)    agreements.
-------------------------------------------------------------------------------------------------
                   Any external enhancement or other support, identified in
                   Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,
1122(d)(4)(xv)     is maintained as set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------



                                     A-1-4

                             [WELLS FARGO BANK, NATIONAL ASSOCIATION] [NAME OF SUBSERVICER]


                             Date:  ___________________________________________



                             By:    ___________________________________________
                                    Name:
                                    Title:





                                     A-1-5